December 2, 2024

Summary Prospectus

Calamos Convertible Equity Alternative ETF

(NYSE Arca – CVRT)

Before you invest, you may want to review the Fund's prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund's prospectus, statement of additional information, reports to shareholders and other information about the Fund online at www.calamos.com/resources. You can also get this information at no cost by calling 866.363.9219 or by sending an e-mail request to prospectus@calamos.com. The current prospectus and statement of additional information, both dated December 2, 2024 (and as each may be amended or supplemented), and the independent registered public accounting firm's report and financial statements included in the Fund's annual report, dated July 31, 2024, are incorporated by reference into this summary prospectus.

Investment Objective

The Calamos Convertible Equity Alternative ETF's investment objective is total return through capital appreciation and current income.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund ("Fund Shares"). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments):

Management Fees	0.69%
Distribution and/or Service Fees (12b-1)	0.00%
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.69%

1  "Other Expenses" is an estimate based on the expenses the Fund expects to incur for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Fund Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, whether you sell or hold your Fund Shares, would be:

You would pay the following expenses whether you sell or hold your Fund Shares at the end of the period:

One Year	Three Years	Five Year	Ten Years
70	221	384	859

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund's performance. During the period from October 4, 2023 (commencement of operations) through July 31, 2024, the Fund's portfolio turnover rate was 123% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund ("ETF") that invests in the segment of the U.S. convertibles marketplace that has a higher level of equity sensitivity. The Fund seeks to achieve its objective by investing at least 80% of its net assets (plus borrowings for investment purposes, if any) in a portfolio of convertible securities (including synthetic convertible instruments). The Fund's investment adviser is Calamos Advisors LLC ("Calamos Advisors" or the "Adviser").

The Adviser utilizes a quantitative and qualitative screening process that consists of a proprietary convertible model and fundamental inputs to identify securities that meet the criteria for inclusion in the portfolio and intends to rebalance the portfolio regularly to ensure that the desired exposures are maintained. The Adviser will also make active adjustments to the portfolio based on fundamental analyses (such as an issuer's financial soundness, ability to make interest and dividend payments, earnings and cash flow forecast and quality of management), as well as certain portfolio-level characteristics, such as size of an issue (e.g., value of bonds outstanding), liquidity, trade execution, and exposure to macro-level investment themes.

Convertible debt securities are exchangeable for equity securities of the issuer at a predetermined price, and typically offer greater appreciation potential than non-convertible debt securities. The convertible securities in which the Fund may invest consist of U.S. bonds, structured notes,

Calamos Convertible Equity Alternative ETF

debentures and preferred stocks, which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares. Structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security, however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. The bonds, structured notes and debentures may be rated investment grade or below investment grade or may not be rated, may be issued by corporations, governments or public international bodies and may be denominated in a variety of currencies and issued with either fixed or floating rates. Bonds rated below investment grade are commonly known as "junk bonds." Convertible securities may offer higher income than the shares into which they are convertible. The Fund may be required to permit the issuer of a convertible security to redeem the security, convert it into the underlying shares or sell it to a third party. Convertible securities include debt obligations and preferred stock of the company issuing the security, which may be exchanged for a predetermined price (the conversion price), into the issuer's common stock.

The Fund may invest up to 20% of its net assets in foreign securities. Foreign securities are securities issued by issuers that are organized under the laws of a foreign country or that have a substantial portion of their operations or assets in a foreign country or countries, or that derive a substantial portion of their revenue or profits from businesses, investments or sales outside of the United States. The Fund may also invest in foreign securities that are represented in the United States securities markets by American Depositary Receipts ("ADRs") or similar depository arrangements. The Fund's foreign securities can be denominated in U.S. dollars or in foreign currencies. Debt securities issued by a foreign government may not be supported by the "full faith and credit" of that government.

Certain convertible debt securities include a "put option" which entitles the Fund to sell the security to the issuer before maturity at a stated price, which may represent a premium over the stated principal amount of the debt security. Conversely many convertible securities are issued with a "call" feature that allows the security's issuers to choose when to redeem the security.

A synthetic convertible instrument is designed to simulate the economic characteristics of a convertible security through the combined features of a debt instrument and a security providing an option on an equity security. The Fund may establish a synthetic convertible instrument by combining a fixed-income security (which may be either convertible or non-convertible) with the right to acquire an equity security. The fixed-income and equity option components may have different issuers, and either component may change at any time.

The Fund is classified as "non-diversified" under the Investment Company Act of 1940 (the "1940 Act").

Principal Risks

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective. You should not consider investing in the Fund if your investment objective differs from the Fund's investment objective or if you are not willing to accept the principal risks associated with an investment in the Fund. The risks associated with an investment in the Fund can increase during times of significant market volatility. Your investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a "principal risk" of investing in the Fund, regardless of the order in which it appears. The principal risks of investing in the Fund include:

•  Authorized Participant Concentration Risk — Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for ETFs, such as the Fund, that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

•  Convertible Securities Risk — The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. Convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar credit quality because of the potential for capital appreciation. In addition, the value of a convertible security is influenced by the interest rate environment, company credit risk, and by the value of the underlying common stock. As the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced by the credit quality, maturity and yield of the convertible security. Holders of convertible securities have a claim on the issuer's assets prior to the common stockholders, but may be subordinated to holders of similar but non-convertible securities of the same issuer.

•  Costs of Buying and Selling Fund Shares — Due to the costs of buying or selling Fund Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Fund Shares may significantly reduce investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.

Calamos Convertible Equity Alternative ETF

•  Debt Securities Risk — Debt securities are subject to various risks, including interest rate risk, credit risk and default risk.

•  Interest Rate Risk — The value of debt securities generally decreases in periods when interest rates are rising. In addition, interest rate changes typically have a greater effect on prices of longer-term debt securities than shorter term debt securities. Recent fixed-income market events, including increases in volatility and interest rates, may expose the Fund to heightened interest rate risk and volatility.

•  Credit Risk — A debt security could deteriorate in quality to such an extent that its rating is downgraded or its market value declines relative to comparable securities. Changes in actual or perceived creditworthiness may occur quickly. If the Fund holds securities that have been downgraded, or that default on payment, the Fund's performance could be negatively affected.

•  Default Risk — A company that issues a debt security may be unable to fulfill its obligation to repay principal and interest. The lower a bond is rated, the greater its default risk. To the extent the Fund holds securities that have been downgraded, or that default on payment, its performance could be negatively affected.

•  Equity Securities Risk — The securities markets are volatile, and the market prices of the Fund's securities may decline generally. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

•  Foreign Securities Risk — Risks associated with investing in foreign securities include fluctuations in the exchange rates of foreign currencies that may affect the U.S. dollar value of a security, the possibility of substantial price volatility as a result of political and economic instability in the foreign country, less public information about issuers of securities, different securities regulation, different accounting, auditing and financial reporting standards and less liquidity than in U.S. markets.

•  High Yield Risk — High yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments.

•  Large-Capitalization Investing Risk — Large-capitalization stocks as a group could fall out of favor with the market, which may cause a Fund to underperform funds that focus on other types of stocks. In addition, larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer preferences. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•  Market Maker Risk — If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund's net asset value and the price at which the Fund Shares are trading on the Exchange, which could result in a decrease in value of the Fund Shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund's portfolio securities and the Fund's market price. This reduced effectiveness could result in Fund Shares trading at a discount to net asset value and also in greater than normal intra-day bid-ask spreads for Fund Shares.

•  Market Risk — The risk that the securities markets will increase or decrease in value is considered market risk and applies to any security. If there is a general decline in the stock or fixed-income market, it is possible your investment may lose value regardless of the individual results of the companies in which the Fund invests.

•  National Closed Market Trading Risk — To the extent that the underlying securities and/or other assets held by the Fund trade on non-U.S. exchanges or in non-U.S. markets that may be closed when the securities exchange on which Fund Shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund's quote from the closed non-U.S. market). The impact of a closed foreign market on the Fund is likely to be greater where a large portion of the Fund's underlying securities and/or other assets trade on that closed non-U.S. market or when the non-U.S. market is closed for unscheduled reasons. These deviations could result in premiums or discounts to the Fund's NAV that may be greater than those experienced by other ETFs.

•  New Fund Risk — The Fund is a recently organized investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.

•  Non-Diversification Risk — The Fund is classified as "non-diversified" under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended.

•  Options Risk — The Fund's ability to close out its position as a purchaser or seller of an over-the-counter or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. There are significant differences between the securities and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. The Fund's ability to utilize options successfully will depend on the ability of the Fund's investment adviser to predict pertinent market movements, which cannot be assured.

Calamos Convertible Equity Alternative ETF

•  Portfolio Selection Risk — The value of your investment may decrease if Calamos Advisors' judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

•  Portfolio Turnover Risk — The portfolio managers may actively and frequently trade securities or other instruments in the Fund's portfolio to carry out its investment strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund's expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

•  Premium-Discount Risk — Fund Shares may trade above or below their net asset value ("NAV"). The market prices of Fund Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Fund Shares on the Exchange. The trading price of Fund Shares may deviate significantly from NAV during periods of market volatility.

•  Rule 144A Securities Risk — The Fund may invest in securities that are issued and sold through transactions under Rule 144A of the Securities Act of 1933. Under the supervision of its board of trustees, the Fund will determine whether Rule 144A Securities are illiquid. If qualified institutional buyers are unwilling to purchase these Rule 144A Securities, the percentage of the Fund's assets invested in illiquid securities would increase. Typically, the Fund purchases Rule 144A Securities if the Fund's adviser has determined them to be liquid. If any Rule 144A Security held by the Fund should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult.

•  Secondary Market Trading Risk — Investors buying or selling Fund Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund Shares. Although the Fund Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Fund Shares on the Exchange may be halted.

•  Sector Risk — To the extent the Fund invests a significant portion of its assets in a particular sector, a greater portion of the Fund's performance may be affected by the general business and economic conditions affecting that sector. Each sector may share economic risk with the broader market, however there may be economic risks specific to each sector. As a result, returns from those sectors may trail returns from the overall stock market, and it is possible that the Fund may underperform the broader market or experience greater volatility.

•  Securities Lending Risk — The Fund may lend its portfolio securities to broker-dealers and banks in order to generate additional income for the Fund. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. In the event of bankruptcy or other default of a borrower of portfolio securities, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. In an effort to reduce these risks, the Fund's securities lending agent monitors, and reports to Calamos Advisors on, the creditworthiness of the firms to which the Fund lends securities. The Fund may also experience losses as a result of a diminution in value of its cash collateral investments.

•  Small and Mid-Sized Company Risk — Small and mid-sized company stocks have historically been subject to greater investment risk than large company stocks. The risks generally associated with these companies include more limited product lines, markets and financial resources, lack of management depth or experience, dependency on key personnel, and vulnerability to adverse market and economic developments. Accordingly, the prices of mid-sized company stocks tend to be more volatile than prices of large company stocks. Further, the prices of small company stocks are often adversely affected by limited trading volumes and the lack of publicly available information.

•  Synthetic Convertible Instruments Risk — The value of a synthetic convertible instrument will respond differently to market fluctuations than a convertible security because a synthetic convertible instrument is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

•  Trading Issues Risk — Trading in Fund Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in Fund Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange's "circuit breaker" rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund's assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

Fund Performance

The Fund commenced operations on October 4, 2023, and thus does not yet have annual returns for a full calendar year. Accordingly, performance data is not included. Performance information is available at no cost by visiting www.calamos.com. Past performance (before and after taxes) is not an indication of future performance.

Calamos Convertible Equity Alternative ETF

Investment Adviser

Calamos Advisors LLC ("Calamos Advisors" or the "Adviser")

Portfolio Managers

PORTFOLIO MANAGER/FUND TITLE (IF APPLICABLE)	PORTFOLIO MANAGER EXPERIENCE IN THE FUND	PRIMARY TITLE WITH ADVISER
John Hillenbrand	Since October 2023	SVP, Sr. Co-Portfolio Manager
Joe Wysocki	Since October 2023	SVP, Sr. Co-Portfolio Manager
Jon Vacko	Since October 2023	SVP, Sr. Co-Portfolio Manager

Other Important Information Regarding Fund Shares

Portfolio Holdings. The Fund's portfolio holdings are disclosed on its website daily after the close of trading on the Exchange and prior to the opening of trading on the Exchange the following day. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Fund's Statement of Additional Information ("SAI").

Premium/Discount Information. Information about the premiums and discounts at which the Fund's Shares have traded will be available at www.calamos.com.

Purchase and Sale of Fund Shares

The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as "Creation Units." Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.

Individual Fund Shares may only be purchased and sold on the Exchange, other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value ("NAV"), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the "bid-ask spread"). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.calamos.com/.

Tax Information

Net investment income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute net investment income, if any, monthly, and capital gains, if any, at least annually.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

You can find the Fund's statutory prospectus and statement of additional information online at https://www.calamos.com/resources/.

Calamos Convertible Equity Alternative ETF

2020 Calamos Court
Naperville, IL 60563-2787
866.363.9219
www.calamos.com
811-22887

CVRTSUMPRO 120224